As filed with the Securities and Exchange Commission on March 27, 2012

Registration No. 333-179606

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933  [X]

Pre-Effective Amendment No. 1 [X]
Post-Effective Amendment No.  [   ]

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
(Exact Name of Registrant as Specified in Charter)

150 Almaden Blvd., Suite 1250, San Jose, California 95113
(Address of Principal Executive Offices)
(408) 886-7096
(Registrant’s Telephone Number, including Area Code)

Kevin M. Landis
Firsthand Capital Management, Inc.
150 Almaden Blvd., Suite 1250
San Jose, California 95113
(Name and Address of Agent for Service)

Copies to:

Kelvin K. Leung, Esq. Firsthand Capital Management, Inc. 150 Almaden Blvd., Suite 1250 San Jose, California 95113	David A. Hearth, Esq. Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, California 94105	Thomas R. Westle, Esq. Brad L. Shiffman, Esq. Mary K. Stokes, Esq. Blank Rome LLP The Chrysler Building Lexington Avenue New York, New York 10174

 Approximate Date of Proposed Public Offering : As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   [   ]

It is proposed that this filing will become effective (check appropriate box):

[ ]	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Stock $.001 par value per share			$25,000,000	$2,865

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.
(2)	Paid herewith.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission.  This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated ___________, 2012
PRELIMINARY PROSPECTUS

Shares

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

Common Stock

Firsthand Technology Value Fund, Inc. (“we,” “us,” “our,” the “Company,” the "Fund," or “SVVC”) is offering ____ shares of its common stock.  We are an externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to seek long-term growth of capital. There can be no assurance that we will achieve our investment objective.  We intend to invest at least 80% of our total assets in equity securities of technology companies (as defined below), including cleantech companies.  We expect to emphasize technology companies that we believe hold the greatest potential for capital appreciation. We focus our investments in private companies and in public companies with market capitalizations less than $250 million.  Our investment activities are managed by Firsthand Capital Management, Inc. (“FCM” or the “Investment Adviser”), which was previously known as SiVest Group, Inc.

Our common stock trades on the Nasdaq Global Market under the symbol “SVVC”.

Investing in our common stock involves a high degree of risk.  Unlike shares of open-end mutual funds, shares of the Company are not redeemable at net asset value.  In addition, shares of closed-end investment companies and business development companies frequently trade at a discount to their net asset value.  As of  March 30, 2012, our shares traded at a significant premium to our net asset value per share.  However, only relatively recently the Company’s common stock had traded at a substantial discount to its net asset value.  If our premium decreases after this offering, investors who purchase shares in this offering would experience losses.  The premium may also be reduced or eliminated if and when certain of our portfolio companies complete initial public offerings. As of March 30, 2012, our net asset value per share was $__.__ per share.  Assuming a public offering price of $__  per share, which was the last reported sales price for our common stock on the NASDAQ Global Market on March 30, 2012, 2012, purchasers in this offering will experience immediate and substantial dilution in net asset value of approximately $___ per share.. See “Dilution” for more information. In addition, the companies in which we invest are subject to special risks.

Before buying any shares, you should read the discussion of the material risks of investing in our common stock, in “Risk Factors” beginning on page of the prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. This information will be available free of charge by contacting us at 150 Almaden Boulevard, Suite 1250, San Jose, California 95113, by telephone at (408) 886-7096, or on our website at http://www.firsthandtvf.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.  The SEC also maintains a website at http://www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (1)
Public offering price	$	$25,000,000
Sales load (underwriting discounts and commissions)
Proceeds, before expenses, to us (2)

(1)
The Company has granted the underwriters an option to purchase up to an additional       shares at the public offering price, less the sales load, within [30] days from the date of this prospectus solely to cover overallotments, if any.  If such option is exercised in full, the total public offering price, sales load and proceeds, before expenses, to the Company will be approximately $       , $       and $       , respectively.  See “Underwriting.”

(2)	We estimate that we will incur approximately $ in expenses in connection with this offering.

Ladenburg Thalmann & Co. Inc.	National Securities Corporation

Maxim Group LLC

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus or to make representations to matters not stated in this prospectus. If anyone provides you with different or additional information, you should not rely on it. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.  Our business, financial condition, results of operations and prospectus may have changed since that date.  We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale.  We will amend this prospectus in the event of any material change to the information contained herein during the distribution period.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” and “SVVC” refer to Firsthand Technology Value Fund, Inc.; “FCM” or “Investment Adviser” refer to Firsthand Capital Management, Inc.

Firsthand Technology Value Fund, Inc.

Firsthand Technology Value Fund, Inc. is an externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the 1940 Act.  We intend to elect to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify annually thereafter.

SVVC was incorporated under the Maryland General Corporation Law in April 2010 and acquired its initial portfolio of securities through the reorganization (the “Reorganization”) into the Company of Firsthand Technology Value Fund (“TVF”), an open-end mutual fund and a series of Firsthand Funds, which is a Delaware statutory trust.  The Reorganization was completed on April 15, 2011 and SVVC commenced operations on April 18, 2011. Our initial portfolio consisted of eight investments with a fair market value of approximately $19.3 million on the date of the reorganization and approximately $69.4 million in cash. Subsequent to the reorganization we invested approximately $8.6 million in additional investments, representing 12.4% of our investible funds as of December 31, 2011.

Our investment objective is to seek long-term growth of capital.  There can be no assurance that we will achieve our investment objective.  Under normal circumstances, we will invest at least 80% of our total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector and in the “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, social networking, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in privately held companies and public companies with market capitalizations less than $250 million. We anticipate that our portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above).  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of our capital base.  We acquire our investments through direct investments in private companies, negotiations with selling shareholders, and in organized secondary marketplaces for private securities.

Our current focus is on investing in late-stage private companies, particularly those with potential for near-term realizations by way of an IPO or acquisition. As of March 30, 2012, we owned 600,000 shares of common stock of Facebook Inc.  On February 2, 2012, Facebook Inc. filed a registration statement with the SEC in connection with its proposed initial public offering.

While our primary focus is to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly-traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and micro-cap public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

About Firsthand Capital Management, Inc.

Our investment activities are managed by Firsthand Capital Management, Inc. (which we refer to as “FCM” or the “Investment Adviser”).  FCM was founded in 2009 and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The owner, President and Chief Investment Officer of FCM is Kevin Landis, our Chief Executive Officer and Chief Financial Officer. Mr. Landis has approximately 17 years of professional investment experience, including more than 13 years of investing in equity securities of private companies.  The team has been involved in originating, structuring, negotiating, consummating, managing, and monitoring private company investments during its tenure at FCM and another investment adviser that Mr. Landis co-founded in 1994, also called Firsthand Capital Management, Inc. (“Old FCM”).  During Mr. Landis’s tenure with Old FCM, he and his team invested approximately $150 million in 26 private companies.

The team has developed a network of financial sponsor relationships as well as relationships with management teams, investment bankers, attorneys, and accountants that we believe will provide us with access to substantial investment opportunities.

The Investment Adviser also employs a team of investment research professionals to assist Mr. Landis in originating, analyzing, and managing investments. It also has a seasoned attorney on staff to assist with deal structure and negotiation.

Competitive Advantage

We believe that we have the following competitive advantages over other investors in the companies in which we seek to invest:

Management expertise

Kevin Landis has principal management responsibility for Firsthand Capital Management, Inc. as its Chief Executive Officer and Chief Investment Officer. Mr. Landis has approximately 17 years of experience in technology sector investing, and he intends to dedicate a substantial portion of his time to managing SVVC and FCM.

FCM also employs a dedicated team of professionals to support Mr. Landis in his investing efforts. The team, led by Mr. Landis, has considerable experience in management positions within technology sector operating companies. Mr. Landis currently serves on the boards of directors (or holds observer seat positions) at several technology and cleantech start-up companies.

Through their collective investment experience, we believe the team has developed a strong reputation in the capital markets. We believe that this experience, together with an expertise in investing in equity securities and managing investments in companies, will afford SVVC a competitive advantage in identifying and investing in private technology and cleantech companies.

Disciplined investment approach

The Investment Adviser employs a disciplined approach in selecting investments. Our investment philosophy focuses on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, the Investment Adviser intends to be highly selective in deploying our capital. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through the Investment Adviser, intend to conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts.

Focusing on investments that can generate positive risk-adjusted returns

The Investment Adviser will seek to maximize the potential for capital appreciation. In making investment decisions the Investment Adviser will seek to pursue and invest in companies that meet several of the following criteria:

•	outstanding technology,

•	barriers to entry (i.e. patents and other intellectual property rights),

•	experienced management team,

•	established financial sponsors that have a history of creating value with portfolio companies,

•	strong competitive industry position, and

•	viable exit strategy

Assuming a potential investment meets most or all of our investment criteria, the Investment Adviser intends to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners. Our investment philosophy is focused on internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we expect to structure our investments so they correlate closely with the success of our portfolio companies.

Ability to source and evaluate transactions through the Investment Adviser’s research capability and established network

FCM’s investment management team has overseen investments in 29 private and hundreds of public companies across various industries while employed by FCM or Old FCM since 1994.  We believe the expertise of the Investment Adviser’s management team enables FCM to identify, assess, and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments both through active origination and through dialogue with numerous management teams, members of the financial community, and corporate partners with whom Mr. Landis has long-standing relationships. We believe that the team’s broad network of contacts within the investment, commercial banking, private equity, and investment management communities in combination with their strong reputation in investment management, enables  us to attract well-positioned prospective portfolio companies.

Longer investment horizon with attractive publicly traded model

Unlike many private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings, or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. While we are required to distribute substantially all realized gains, we believe that our dividend reinvestment plan and our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and at the same time enable us to be a better long-term partner for our portfolio companies.

Operating and Regulatory Structure

Our investment activities are managed by FCM and supervised by our board of directors, the majority of whom are independent of the Investment Adviser. FCM is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our Investment Management Agreement, we have agreed to pay FCM an annual base management fee based on our gross assets as well as an incentive fee based on our investment performance. See “Management—Investment Management Agreement.”

As a business development company, we are required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle currently in existence or formed in the future and managed by the Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We will not initiate a new investment in any portfolio company in which such a fund has a pre-existing investment, although we may invest in new rounds of financing for such existing portfolio companies and we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, and our allocation procedures.

Our Corporate Information

Our offices are located at 150 Almaden Boulevard, Suite 1250, San Jose, California 95113. Our telephone number is (408) 886-7096.

THE OFFERING

Common stock offered by us	shares of common stock of SVVC at $ per share.

Common stock to be outstanding after this offering	shares of common stock of SVVC

Use of proceeds
We plan to invest the cash and other liquid assets of SVVC in portfolio companies in accordance with our investment objective and the strategies described in this prospectus.

We anticipate that a substantial portion of the cash and liquid assets received in connection with this offering will be used within 3 to 6 months and substantially all of the cash and liquid assets will be deployed within one year (provided that a reasonable level of cash will be held in reserve to support existing investments), in accordance with our investment objective, depending on the availability of appropriate investment opportunities and market conditions.  Pending such investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment; or we may invest in short-term trading activities in publicly traded securities, subject to the limitations set forth in the 1940 Act. In some cases, particularly those involving direct investments in portfolio companies (called primary transactions), it will be to our advantage to hold sufficient cash reserve so that we can make additional subsequent investments in these companies in order to (a) avoid having our earlier investments become diluted in future dilutive financings, (b) invest additional capital into existing portfolio companies in case additional investments are necessary and/or (c) exercise warrants, options, or convertible securities that were acquired as part of the earlier transactions. For this reason, in case of primary transactions (as opposed to secondary transactions where we do not buy the securities from the issuing companies but instead from an existing stockholder), we typically reserve cash in an amount at least equal to our initial investment for such follow-on opportunities.  Cash reserves held with respect to a particular investment should, therefore, decline as the investment is held longer, and will typically not be needed once the portfolio company becomes public or we determine it is no longer in our best interest to make additional investments in such portfolio company.  See “Use of Proceeds.”  Given the current low level of return for short-term fixed income investments, and given the Company’s management fee and other expenses, the Company will likely lose money until it becomes fully invested.

Nasdaq Global Market symbol	“SVVC”

Trading at a discount
Shares of closed-end investment companies and business development companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Although our shares have recently traded at a substantial premium to their net asset value, our shares had traded at a substantial discount to their net asset value from inception until recently.  We cannot predict whether our shares will trade above, at, or below their net asset value.

Distributions
To the extent we receive capital gains, income, or dividends that are required to be distributed to stockholders, we intend to make such distributions annually to our stockholders out of assets legally available for distribution.

Taxation
We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To maintain our RIC status and obtain RIC tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions.”

Divided reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be reinvested automatically in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state, and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Investment advisory fees
We pay FCM a fee for its services under the Investment Management Agreement consisting of two components – a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management—Investment Management Agreement.”

Anti-takeover provisions
Our board of directors is divided into three classes of directors, each serving a staggered three-year term and until his or her successor is elected and qualifies. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Capital Stock.”

Risk factors
Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment, or that you may lose part or all of your investment.  Therefore, before investing in our common stock you should consider carefully the risks set forth in “Risk Factors” on page 10.  We are designed primarily as a long-term investment vehicle, and our common stock is not an appropriate investment for a short-term trading strategy.  An investment in our common stock should not constitute a complete investment program for any investor and involves a high degree of risk.  Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. We use words such as “anticipates,” “believes,” “expects,” “plans,” “will,” “may,” “continues,” “believes,” “seeks,” “likely,” “intends,” and similar expressions to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including forward-looking statements as to:

•	our future operating results,

•	our business prospects and the prospects of our prospective portfolio companies,

•	the impact of investments that we expect to make,

•	our contractual arrangements and relationships with third parties,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability of our prospective portfolio companies to achieve their objectives,

•	our expected financings and investments,

•	the adequacy of our cash resources and working capital, and

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement.

Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.  In addition, several factors that could materially affect our actual results are the ability of the portfolio companies in which we invest to achieve their objectives; our ability to source favorable private investments; changes in the securities markets, especially the markets for technology companies including those that may be early stage or micro-cap companies; the dependence of our future success of the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us. We will amend this prospectus in the event of any material change to the information contained herein during the distribution period.

FEES AND EXPENSES

The following table and example contains information about the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or “SVVC,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in SVVC.

Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)%		(1)
Offering Expenses (as a percentage of offering price)%		(2)
Dividend Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)%

Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Management Fees	2.00%	(4)
Incentive Fees Payable under Investment Management Agreement (20% of “Incentive Fee Capital Gains”)	0%	(5)
Other Expenses (estimated)	0.76%
Total Annual Expenses	2.76%	(4)

(1)	For a description of the sales load and other compensation paid to the underwriters by the Company, see “Underwriting”.

(2)	Amount reflects estimated offering expenses of approximately $_____.

(3)
The expenses of administering our dividend reinvestment plan are included in “Other Expenses (estimated).” You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.  See “Dividend Reinvestment Plan.”

(4)
Our management fee under the Investment Management Agreement (as defined under “Discussion of Expected Operating Plans—Contractual Obligations”) is based on our total assets. See “Management—Investment Management Agreement” and footnote 5 below.

(5)
Currently, we do not have an estimate of the likelihood that incentive fees would need to be paid.  The incentive fee consists of 20% of our Incentive Fee Capital Gains, if any.  The Investment Management Agreement defines “Incentive Fee Capital Gains” as our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date. This incentive fee would be estimated and accrued based on unrealized capital appreciation for purposes of calculating operating expenses and the Fund’s net asset value.  For a more detailed discussion of the calculation of this fee, see “Management—Investment Management Agreement.”

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock.  See “Management” and “Dividend Reinvestment Plan”.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. SVVC currently does not intend to utilize leverage or borrowing. Therefore, in calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$378	$1,149	$1,939	$4,002

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. This illustration assumes that this 5% return results entirely from net realized capital gains, making the entire 5% return subject to the 20% capital gains incentive fee. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND TECHNOLOGY VALUE FUND

	PERIOD ENDED DECEMBER 31, 2011*
Net asset value at beginning of period	$27.01
Income from investment operations:
Net investment gain/loss	(0.41)
Net realized and unrealized gains
(losses) on investments	$(2.68)
Total from investment operations	$(3.09)
Net asset value at end of period	$23.92

Market value at end of period	$14.33

Total return
Based on Net Asset Value	(11.44)%	(A)
Based on Stock Price	(46.95)%	(A)

Net assets at end of period (millions)	$83.63
Ratio of total expenses to average
net assets	2.76%	(B)
Ratio of net investment loss
average net assets	(2.28)%	(B)
Portfolio turnover rate	18%	(A)

*	For the period April 18, 2011 (inception) through December 31, 2011.
(A)	Not Annualized
(B)	Annualized

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the Nasdaq Global Market under the symbol “SVVC.” Our common stock commenced trading on the Nasdaq Global Market on April 18, 2011.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. We cannot provide assurances that our common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies and business development companies frequently trade at a discount to net asset value. See “Risk Factors—Our common stock may trade at a discount to our net asset value.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the Nasdaq Global Market, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Determination of Net Asset Value” for information as to the determination of our net asset value.

			Quarter-End Closing
	Quarterly Closing Sales Price
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock (1)	Premium/ (Discount) of Quarter-End Sale Price to Net Asset Value (2)
Fiscal Year 2012
Quarter Ended March 31, 2012
Fiscal Year 2011 (3)
Quarter Ended December 31, 2011	$16.60	$14.25	$14.33	$23.92	$(9.59)
Quarter Ended September 30, 2011	$19.00	$14.30	$14.65	$24.76	$(10.11)
Quarter Ended June 30, 2011	$27.99	$12.50	$15.20	$26.47	$(11.27)

Source of market prices: NASDAQ

(1) NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter.  NAV per share is calculated as described in “Determination of Net Asset Value.”

(2) Calculated as of the quarter-end closing sales price less the quarter-end NAV.

(3) The Company began operations on April 18, 2011 and its fiscal year ended December 31, 2011.

On December 31, 2011, the last reported sales price of our common stock on the Nasdaq Global Market was $14.33, which represented a discount of 59.91% to the NAV per share reported by us on that date.

As of December 31, 2011, we had approximately 3.5  million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $83.6 million.

USE OF PROCEEDS

Because this offering involves the sale of new common stock of SVVC for cash, we expect to receive cash proceeds from the sale of shares of our common stock in this offering. We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus.

We anticipate that a substantial portion of the net proceeds of this offering will be used for the above purposes within 3 to 6 months and substantially all of the net proceeds of this offering will be used within one year (provided that a reasonable level of cash will be held in reserve to support existing investments), depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.  We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment. The investment advisory fee payable by us will not be reduced while our assets are invested in such securities. In some cases, particularly those involving direct investments in portfolio companies (called primary transactions), it will be to our advantage to hold sufficient cash reserve so that we can make additional subsequent investments in these companies in order to (a) avoid having our earlier investments become diluted in future dilutive financings, (b) invest additional capital into existing portfolio companies in case additional investments are necessary and/or (c) exercise warrants, options, or convertible securities that were acquired as part of the earlier transactions. For this reason, in case of primary transactions (as opposed to secondary transactions where we do not buy the securities from the issuing companies but instead from an existing stockholder), we typically reserve cash in an amount at least equal to our initial investment for such follow-on opportunities.  Cash reserves held with respect to a particular investment should, therefore, decline as it is held longer, and will typically not be needed once that portfolio company becomes public or or we determine it is no longer in our best interest to make additional investments in such portfolio company.  Given the current low level of return for short-term fixed income investments, and given the Company’s management fee and other expenses, the Company may have lower returns or lose money until it becomes fully invested. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition, and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We have a limited operating history.

We were incorporated in April 2010 and commenced operations on April 15, 2011. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. The total assets of SVVC, as of December 31, 2011 were approximately $83.6 million.

We are dependent upon FCM’s key personnel for our future success.

If the Investment Adviser is unable to hire and retain qualified personnel, or if it loses any key member of its management team, our ability to achieve our investment objective could be significantly impaired.

We depend on the diligence, skill, and access to the network of business contacts of the management of FCM, including Mr. Landis, the owner, Chief Executive Officer and Chief Investment Officer of FCM. We also depend, to a significant extent, on FCM’s access to the investment information and deal flow generated by Mr. Landis and any other investment professionals of FCM. Mr. Landis and other management personnel of FCM evaluate, negotiate, structure, close, and monitor our investments. Our future success depends on the continued service of Mr. Landis and other management personnel of FCM. The resignation of FCM, or the departure of Mr. Landis or any other key managers hired by FCM could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that FCM will remain the Investment Adviser.

The Investment Adviser and its management have limited experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or micro-cap U.S. public companies, cash, cash equivalents, U.S. government securities, and other high quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. Under the 1940 Act, SVVC’s ability to own publicly-traded securities with market capitalizations in excess of $250 million is limited.  While Mr. Landis has approximately 17 years of experience managing technology stock mutual funds investments and 13 years of experience managing private equity investments, Mr. Landis and FCM have only managed a business development company since April 2011, when they began managing SVVC. The investment philosophy and techniques used by Mr. Landis and FCM may differ from those of other funds. Accordingly, we can offer no assurance that SVVC will replicate the historical performance of other investment companies with which Mr. Landis has been affiliated, and we caution you that our investment returns could be substantially lower than the returns achieved by such other companies.

The Investment Adviser and its management manage other funds.

In addition to managing SVVC, FCM is also the investment adviser to three open-end mutual funds in the Firsthand Funds family: Firsthand Technology Leaders Fund, Firsthand Technology Opportunities Fund, and Firsthand Alternative Energy Fund. Mr. Landis, who has primary responsibility for SVVC, also serves as portfolio manager of Firsthand Alternative Energy Fund and co-portfolio manager of Firsthand Technology Opportunities Fund. This may reduce the time FCM and its investment management team have to devote to the affairs of SVVC.  The other funds managed by FCM have stated investment objectives which differ from our own.  Accordingly, there may be times when the interests of FCM’s management team differ from our interests.

The Investment Adviser may not be able to achieve the same or similar returns to those achieved by its investment professionals while they were employed at prior jobs.

Although Mr. Landis has been a portfolio manager of a number of open-end mutual funds in the Firsthand Funds family, Mr. Landis’s track record and achievements are not necessarily indicative of future results that will be achieved by FCM on our behalf.  FCM and its investment professionals’ skills and expertise may not be as well suited to our objectives, strategies and requirements as they are for certain other funds.  FCM and many of its investment professionals are relatively inexperienced in managing closed end funds and our investment objectives, policies and regulatory limitations differ substantially from the other funds FCM and its investment professionals have managed.  Similarly, while the research and operational professionals that support Mr. Landis in his management of Firsthand Funds are substantially the same individuals that will be supporting us, there is no assurance that they will be able to provide the same level of services to us as they did (or currently do) for Firsthand Funds.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on FCM’s ability to identify, invest in, and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of FCM’s structuring of the investment process, its ability to provide competent, attentive, and efficient services to us and our access to financing on acceptable terms. The management team of FCM will have substantial responsibilities under the Investment Management Agreement. In addition, the employees of FCM may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition, and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make. We will compete with other venture capital firms and venture capital funds, various public and private investment funds, including hedge funds, other business development companies, commercial and investment banks, commercial financing companies, and various technology and alternative energy companies’ internal venture capital arms. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a stronger network of contacts and better connections for deal flows or have access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options, or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests SVVC, and our stockholders approve SVVC’s policy and practice of making such sales. Our stockholders have not approved a policy or practice of selling our common stock below our net asset value per share.  However, our board of directors may in the future ask our stockholders to vote on such a policy at an upcoming stockholder meeting.  We may also conduct an offering of our common stock at a price below the prevailing market price for that stock, which would have the immediate effect of reducing the market price of our stock.  Our board of directors would consider, among other items, that effect in determining whether an offering and the proposed price are in the best interests of the Fund and its stockholders given the amount of any possible reduction and the amount of proceeds from the proposed offering, as well as its proposed uses.  The Board and the Investment Adviser are aware of the prohibition on selling shares at a price below net asset value except to the extent approved by the stockholders, and will ensure compliance with that requirement in connection with any future offering.

We intend to elect to be treated as a Regulated Investment Company (RIC), and we will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification, and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility and increase our cost of doing business.  Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us or expose us to claims of private litigants.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition, and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We will need to raise additional capital to grow.

We will need additional capital to fund growth in our investments once we have fully invested the cash (and other liquid assets, if any) received, we may issue equity securities in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow or pursue business opportunities. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, if stockholders opt out of reinvesting those distributions back into SVVC, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund our investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value according to our written valuation procedures and as determined in good faith by our board of directors. Our board of directors may use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We primarily make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the performance of the portfolio securities we hold; the level of our expenses; variations in, and the timing of the recognition of, realized and unrealized gains or losses; the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods to FCM.

There are significant potential conflicts of interest that could impact our investment returns.

Our executive officers and directors may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of FCM that may be formed in the future. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

In the course of our investing activities, we will pay investment management and incentive fees to FCM, and will reimburse FCM for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of FCM has interests that differ from those of our stockholders, giving rise to a conflict.

Most members of the board of directors of the Company are also trustees of the Board of Trustees of Firsthand Funds. Of the four directors of the Company, Messrs. Landis, Burglin, and Yee all serve as both directors for the Company and trustees for Firsthand Funds. Mr. Lee is the only director of the Company who is not also a trustee of Firsthand Funds. The Company believes such a commonality of the board brings continuity of oversight and allows the board of the Company to maintain the institutional knowledge and experience of overseeing illiquid securities and their pricing methods.

Our incentive fee may induce FCM to make speculative investments and these fees will, in effect, be borne by our common stockholders.

The incentive fee payable by us to FCM may create an incentive for FCM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on invested capital. This may encourage the Investment Adviser to invest in higher risk investments in the hope of securing higher returns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, as well as other special purpose vehicles set up by third parties for investment in a particular private company. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and incentive fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to FCM with respect to the assets invested in the securities and instruments of other investment companies under the Investment Management Agreement (as defined under “Discussion of Expected Operating Plans—Contractual Obligations”). With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of FCM as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

After the date for this offering, we may be required to pay FCM an incentive fee for performance in periods before investors purchased their shares of our common stock in this offering or in the open market.  For that reason, new investors would in effect bear the expense of that incentive fee without having benefitted from any favorable performance that generated the incentive fee. It is important to note that incentive fees are calculated based on realized gains net of realized losses and unrealized depreciation in the portfolio. In other words, realized losses and unrealized depreciation have the effect of reducing incentive fees payable to FCM.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could materially and adversely affect our business.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter, and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of the Company or the removal of the Company’s directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions in our charter classifying our board of directors in three classes with each director serving a staggered three-year term and until his or her successor is duly elected and qualifies.  Our charter also authorizes our board of directors (without stockholder approval) to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock.  Additionally, our charter permits a majority of the entire board (without stockholder approval) to amend our charter to increase or decrease the number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our board of directors may change our investment objective, operating policies, and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results, and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We make equity investments primarily in equity securities and equity derivatives (such as options, warrants, rights, etc.) of privately placed venture capital stage technology and alternative energy companies as well as publicly traded micro-cap companies (those with market capitalizations of less than $250 million).  Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in privately placed technology and clean tech companies involves a number of significant risks, including that private companies generally have limited operating history and are not as well capitalized as public companies. In addition, private company valuations may fluctuate more dramatically than those of public companies and they frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

We may invest in micro-cap public companies and companies we may hope will have successful initial public offerings.

Although micro-cap companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of micro-cap companies that trade in limited volumes, SVVC may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

We have invested in, and we expect to continue to invest in, companies that we believe are likely to issue securities in initial public offerings (“IPOs”).  Although there is a potential the pre-IPO securities that we buy may increase in value if the company does issue securities in an IPO, IPOs are risky and volatile and may cause the value of our securities to fall dramatically.  Also, because securities of pre-IPO companies are generally not freely or publicly tradeable, we may not have access to purchase securities in these companies in the amounts or at the prices we desire.  Securities issued by these privately-held companies have no trading history, and information about such companies may be available for very limited periods. The companies that we anticipate holding successful IPOs may not ever issues shares in an IPO and a liquid market for their securities may never develop, which may negatively affect the price at which we can sell any such securities and make it more difficult to sell such securities, which could also adversely affect our liquidity.

We expect to purchase securities in IPOs, which involve significant risks for us, and we may not be able to participate in offerings to the extent desired or at all.

We may purchase securities of a company in the public market at the company’s IPO. Securities purchased in IPOs are often subject to the general risk associated with investments in companies with smaller market capitalizations, and typically to a heightened degree.  Securities issued in IPOs have no trading history, and information about companies may be available for very limited periods.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so.

IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful.  If the Company grows in size, the possible positive effects of IPO investments on the Company may decrease.

In addition, as a business development company, we are subject to special securities laws and regulations so that 70% of our assets must be comprised of  securities of “eligible portfolio companies.” In the case of the stocks of a publicly traded company, this requirement is met only if the market capitalization of that portfolio company is below $250 million at the time of our investment. Therefore, while publicly traded small-cap companies (those with a market capitalization below $250 million) are considered eligible portfolio companies, large-cap or mid-cap companies are not.

We have not yet identified all of the portfolio company investments we intend to acquire using the proceeds of this offering.

The Investment Adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may fail or require additional capital investments from us during those periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. These events could harm our operating results.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage; or

•	exercise warrants, options, or convertible securities that were acquired in the original or subsequent financing.

We have the discretion to make any follow-on investments, subject to the availability of capital resources and the availability of securities in the applicable public company. We may elect not to make follow-on investments in a portfolio company and we may lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

We frequently do not hold controlling equity interests in our portfolio companies and we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so occasionally, we do not anticipate routinely taking controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel, and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of FCM’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Some of our investments, particularly those in the solar industry, are sensitive to public policy decisions by U.S. and foreign governments.

One of the industries in which we make investments is the solar industry. In many countries, government incentives, in the form of subsidies and renewable energy mandates, are currently responsible for supporting customer demand for solar-generated electricity. If governments were to relax or eliminate these incentives, some of our portfolio companies could be adversely affected.

Our portfolio companies may issue additional securities or incur debt that ranks equal or senior to our investments in such companies.

We also invest primarily in equity securities issued by our portfolio companies. The portfolio companies may be permitted to issue additional securities or incur other debt that ranks equally with, or senior to, the equity securities in which we invest. By their terms, such other securities (especially if they are debt securities) may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from the portfolio companies. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our equity investment in that portfolio company would typically be entitled to receive payment in full before equity investors like us may receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to distribute to us.

We may  invest in below investment grade debt securities or junk bond

In addition to making equity investments in our portfolio companies, we may also, from time to time, invest in debt securities (both convertible and non-convertible). Currently, we do not expect such investments to be a material portion of our portfolio. In the event we invest in these debt securities, they may be either unrated or, if rated, likely to be below investment grade (or called “junk bonds”).  Unrated or junk status indicates that an issuer is less likely to be able to meet its debt obligations and, therefore, more likely to default compared to issuers of investment-grade debt. These investments are risky. If the issuer were to default, we could lose all of our investment.

We may purchase or sell options on securities and indexes, which may expose us, and your investment in our common stock, to certain risks.

We may on a very limited and incidental basis purchase or sell options on indexes or securities.  The Fund would typically purchase options for the purpose of gaining current or future exposure to the equity of a company on what the Investment Adviser expects to be more attractive terms than a purchase of the underlying security.  The Fund may also acquire options as one portion of an investment in a company.  To a lesser extent, the Fund may purchase put options to hedge the risk on a current portfolio holding.  Options on equity securities indexes may be used occasionally as a way to gain general equity or technology market exposure on a portion of the portfolio pending additional investments.  In all cases, the use of these options, alone or in combination with other portfolio investments, would be for the purpose of achieving the Fund’s objective of long term growth of capital.  The use of options has risks and our ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured.  The use of options may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security we might otherwise sell.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves potential investments in equity securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations; political and social instability; expropriation; imposition of foreign taxes; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, if we do, that such strategies will be effective.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions annually to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a distribution. It is also likely that both the availability and amount of distribution will vary drastically from year to year. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Finally, if more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	any failure to qualify for, or loss of, RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of the Investment Adviser to employ experienced senior investment professionals or the departure of FCM’s key personnel;

•	operating performance of companies comparable to us; public perception of our portfolio companies that are privately held that may not release financial information to the public; and

•	general economic trends and other external factors.

The market price of our common stock will be affected by the supply and demand of our portfolio company’s shares.

Some of our investments include pre-IPO private companies as well as companies currently publicly traded on stock exchanges. Currently, we have a material portion (but less than 25% as of March 30, 2012) of our assets invested in shares of Facebook. Facebook has filed a registration statement with the SEC on Form S-1 for an IPO. There has recently been substantial public interest in acquiring shares of Facebook before it becomes a public company (through various private transactions).  That high interest level has driven up the price of Facebook shares in the private market in recent months.  We believe the recent public interest in the Facebook IPO has, to some extent, impacted our stock price given our investment in Facebook. There is no assurance, however, that any positive impact on our stock price from that considerable interest in Facebook may continue.  After Facebook becomes a public company, any investor would be able to purchase Facebook shares directly through a broker. This direct access to those shares could result in less public interest in our shares. Also, even though the recent increase in the private market transaction prices of Facebook shares is a positive event for our existing investment, it also makes it more expensive for us if we were to try to acquire more Facebook shares in the future. In addition, in most cases, investors who acquire pre-IPO private company shares in private transactions are subject to a “lock-up” period, which in many cases is 180-days. This means that a purchaser of such a private company’s securities prior to the IPO is not allowed to sell those securities in the open market until 180-day period has elapsed from the IPO date. Should a large number of such purchasers decide to sell their holdings shortly after the lock-up period is over, it could lead to a decline in the share price of the post-IPO company at that time. If that were to happen to Facebook, given our relatively large holdings, it could have a material adverse impact on our share price. Currently we have not determined how long we will hold the Facebook shares after its IPO, nor have we decided whether we will be acquiring more Facebook shares in the future. We do note that under SEC regulations, we will be allowed to hold the Facebook public stock as an eligible portfolio company under the 1940 Act (even though normally business development companies are restricted in their ability to invest in publicly traded large cap companies) because such securities were originally acquired when Facebook was a private company.  We may be required to dispose of some Facebook shares in order to meet applicable tax requirements, such as those related to the diversification of our portfolio or in order to meet requirements related to the distribution of income and capital gains.  We may dispose of some or all of our Facebook holdings in the future for investment-related reasons as well..

Investors in this offering will incur immediate and substantial dilution.

Commissions and discounts payable to the underwriters, together with our organizational expense and other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. As of March 30, 2012, our net asset value was approximately $[83.6] million, or $[23.92] per share. After giving effect to the sale of ________  shares of our common stock in this offering (assuming no exercise by the underwriters of their over-allotment option) at an assumed public offering price of $___ per share, which represents the last reported sales price for our common stock on the NASDAQ Global Market on March 30, 2012, and after deducting the underwriting discounts and commissions of approximately $______ and estimated offering expenses of approximately $______  payable by us, our adjusted net asset value is expected to be approximately $_________, or $_____  per share, representing an immediate and substantial dilution of approximately $_____  per share to investors in this offering.

Our common stock may trade at a discount to our net asset value.

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of March 30, 2012 was $      per share.  Our net asset value per share and percentage premium to net asset value per share of our common stock as of March 30, 2012 were $       and      %, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies and business development companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. Accordingly, we may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

We may be unable to invest a significant portion of the net proceeds from an offering of our common stock on acceptable terms within an attractive timeframe.

Until the net proceeds raised in this offering are fully invested, we may have lower returns or may be likely to lose money.  We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.  In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Sales of substantial amounts of our common stock in the public market will likely have an adverse effect on the market price of our common stock.

With this offering, and, any future offerings to sell additional shares of our common stock, could adversely affect the prevailing market price for our common stock could be adversely affected. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in the prospectus.

OVERVIEW

Firsthand Technology Value Fund, Inc. is an externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or micro-cap public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code and to qualify annually thereafter.

Our investment objective is to seek long-term growth of capital.  There can be no assurance that we will achieve our investment objective.  Under normal circumstances, we will invest at least 80% of our total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector and in the “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, social networking, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in privately held companies and public companies with market capitalizations less than $250 million. We anticipate that our portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above).  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of our capital base.

While our primary focus is to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

RESULTS OF OPERATIONS

We commenced operations in April 2011, so there is no comparable period with which to compare results for the period from April 18, 2011, through December 31, 2011. The following information is for the period from April 18, 2011, through December 31, 2011.

INVESTMENT INCOME
For the fiscal year ended December 31, 2011, we had interest income of $306,547 primarily attributable to interest accrued on convertible note investments with Silicon Genesis Corporation.

OPERATING EXPENSES
Operating expenses totaled $1,754,237 during the fiscal year ended December 31, 2011.

Significant components of operating expenses for the year ended December 31, 2011, were management fee expense of $1,280,623 and professional fees (audit, legal, accounting, and consulting) of $302,711.

NET INVESTMENT LOSS
The net investment loss was $1,447,690 for the fiscal year ended December 31, 2011.

NET INVESTMENT REALIZED GAINS AND LOSSES AND UNREALIZED APPRECIATION AND DEPRECIATION
Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended December 31, 2011, we recognized net realized losses of approximately $1,256,369, primarily from the sale of publicly-traded securities.

Since commencement of operations, net unrealized depreciation on total investments increased by $8,103,073. The net change in unrealized appreciation and depreciation of our private investments is based on portfolio asset valuations determined in good faith by our Board of Directors. The following table itemizes the components of the net change in net unrealized depreciation of investments for the year ended December 31, 2011.

Year Ended December 31, 2011
Gross unrealized appreciation on portfolio investments	$258,267
Gross unrealized depreciation on portfolio investments	$(8,361,340)
Net increase in unrealized depreciation on portfolio investments	$(8,103,073)
Federal income tax cost, investments	$23,585,577

INCOME AND EXCISE TAXES
As we intend to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Company does not provide for income taxes.  The Company recognizes interest and penalties in income tax expense.

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS AND CHANGE IN NET ASSETS PER SHARE
For the fiscal year ended December 31, 2011, the net decrease in net assets resulting from operations totaled $10,807,132. Basic and fully diluted net change in net assets per share for the year ended December 31, 2011 was $(3.09).

PORTFOLIO INVESTMENTS

PRIVATE INVESTMENTS
We make investments in securities of both public and private companies. At the end of the fiscal year ended December 31, 2011, we had investments in the following private companies:

Facebook, Inc.
Facebook, Inc. (“Facebook”) is an online social networking service with 845 million active users worldwide. Facebook also develops technologies to facilitate information sharing and the digital mapping of social connections.

At December 31, 2011, our investment in Facebook consisted of 50,000 shares of Class B common stock with a fair value of $1,550,000.

INNOViON Corporation
INNOViON Corporation (“INNOViON”), San Jose, California, provides foundry ion implant services to the microelectronics industry.

At December 31, 2011, our investments in INNOViON consisted of 324,948 shares of Series A-1 preferred stock, 168,804 shares of Series A-2 preferred stock, and one share of common stock, with a combined fair value of approximately $173,000.

Movius Corporation
Movius Corporation (“Movius”), Atlanta, Georgia, provides unified communications solutions for telecommunications carriers worldwide. Its applications include converged messaging, unified conferencing, and virtual telephony.

At December 31, 2011, our investment in Movius consisted of multiple investments in IP Unity, Inc., a predecessor entity. At December 31, 2011 our investments in IP Unity consisted of 1,932,222 shares of Series C preferred stock, and 193,042 shares of Series E preferred stock, with a combined minimal fair value of $298.

Silicon Genesis Corporation
Silicon Genesis Corporation (“SiGen”), San Jose, CA, provides engineered substrate process technology for the semiconductor, display, optoelectronics, and solar markets.

At December 31, 2011, our investments in SiGen consisted of 82,914 shares of Series 1-C preferred stock, 850,830 shares of Series 1-D preferred stock, 5,704,480 shares of Series 1-E preferred stock, 912,453 shares of Series 1-F preferred stock, 901,892 shares of common stock, warrants for 1,352,198 shares of Series 1-E preferred stock, warrants for 37,982 shares of common stock, a $1.25 million par value convertible note, a separate $500,000 par value convertible note, and warrants to purchase 5,000,000 shares of common stock. The notes each bear an annual interest at a rate of 20% and mature in Februray and October of 2012, respectively. At December 31, 2011 the combined fair value of our SiGen securities was approximately $2.8 million.

Skyline Solar, Inc.
Skyline Solar, Inc. (“Skyline Solar”), Mountain View, CA, is a supplier of concentrated solar photovoltaic systems for utility-scale solar electricity generation projects.

At December 31, 2011, our investment in Skyline Solar consisted of 793,651 shares of Series C preferred stock, with a fair value of approximately $868,000.

SoloPower, Inc.
SoloPower, Inc. (“SoloPower”), San Jose, CA, produces low-cost, high-power, flexible thin-film photovoltaic modules that offer a viable alternative to the electricity produced using traditional fossil fuels.

At December 31, 2011, our investments in SoloPower consisted of 400,000 shares of Series A preferred stock, 100,205 shares of Series B preferred stock, 100,000 shares of Series D preferred stock, 190,476 shares of Series E-1 preferred stock, and warrants to purchase 400,000 shares of common stock, with a combined fair value of approximately $3.1 million.

UCT Coatings, Inc.
UCT Coatings, Inc. (“UCT”), Stuart, Florida, is a leader in the development of metal coatings that reduce friction and improve efficiency in mechanical systems.

At December 31, 2011, our investments in UCT consisted of 1,500,000 shares of common stock and warrants to purchase 172,270 shares of common stock, with a combined fair value of $0.

Yelp Inc.
Yelp operates a social networking website that allows users to search for and post reviews of local businesses. The company derives revenue principally from local business advertisers.

At December 31, 2011, our investment in Yelp consisted of 500,000 shares of common stock with a fair value of $2,925,000.

PUBLIC INVESTMENTS
On December 31, 2011, we had investments in the following public securities:

Intevac, Inc.
Intevac, Inc. (“Intevac”), Santa Clara, California, is a leading provider of cost-effective, advanced equipment and products to the hard disk drive, solar, semiconductor, and photonics industries. At December 31, 2011, our investment in Intevac consisted of 545,156 shares of common stock with an aggregate market value of approximately $4.0 million.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

At December 31, 2011, we had investments in public and private securities totaling approximately $15.5 million. Also, at December 31, 2011, we had approximately $68.4 million in cash and cash equivalents (including “segregated cash” in escrow pending purchases of securities). We primarily invest cash on hand in interest-bearing deposit accounts. We expect the portion of our portfolio consisting of cash and cash equivalents to decrease as we become fully invested.

As of December 31, 2011, net assets totaled approximately $83.6 million, with a net asset value per share of $23.92. Our primary use of funds will be investments in portfolio companies and payments of fees and other operating expenses we incur. Additionally, we expect to raise additional capital from time to time to support our future growth through future equity offerings. Although we currently have a substantial amount of cash in our portfolio, we believe raising additional capital at this time will be beneficial over the long term. We expect to continue to find numerous opportunities to invest in outstanding private technology and cleantech companies. If the market for IPOs continues to be healthy, we believe our investment opportunities will increase over time. We also believe that increasing the size of our capital resources may help us achieve our investment objective more efficiently. A larger fund would enable larger investments in each company, which would make us more attractive from a private company's point of view. Specifically, in the case of purchasing private company shares in the secondary market, we believe larger initial investment amounts would make it less likely that target companies exercise their rights of first refusal (ROFR) with respect to our purchases from existing investors. We believe a larger fund would also make us more attractive in primary transactions as well, as companies look for financial partners with the ability to make larger commitments to fund their development and/or growth. In all, increasing the size of the Fund should have the result of expanding the universe of potential investments for us. A larger fund will also enable us to reduce expenses per share by spreading fixed costs over a larger number of outstanding shares. Finally, we currently believe there is a possibility of our paying out a substantial portion of our assets as we distribute gains from the sale of shares of companies with IPOs in 2012 and beyond. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value or below prevailing market prices, existing investors will experience dilution.

From April 18, 2011, when we commenced operations through December 31, 2011, we made three new investments and two follow-on investments totaling $6,342,500:

•	On May 6, 2011, we invested $500,000 in SoloPower, Inc. in the form of an additional equity interest;
•
On October 13, 2011, we invested $500,000 in Silicon Genesis Corporation in the form of a convertible note. The note has an annual interest rate of 20% and a maturity date of October 13, 2012, and came with a warrant to purchase 5,000,000 shares of common stock;

•	On October 13, 2011 we invested $1,597,500 in Facebook, Inc. in the form of equity interest;
•	On November 3, 2011, we invested $1,000,000 in Skyline Solar, Inc. in the form of equity interest; and
•	On December 6, 2011, we invested $2,745,000 in Yelp, Inc. in the form of equity interest.

SUBSEQUENT EVENTS

On January 13, 2012, we acquired an additional 40,000 shares of Facebook at a cost of approximately $1.2 million.

On January 30, 2012, we acquired an additional 60,000 shares of Facebook at a cost of approximately $1.9 million.

On February 2, 2012, Yelp executed a 1-for-4 reverse stock split of its common stock.

On February 6, 2012, we invested $1,000,000 in Silicon Genesis Corp in the form of a convertible note.  The note has an annual interest rate of 20% and a maturity date of December 31, 2012, and came with a warrant to purchase 3,000,000 shares of common stock.  This new note also extended to December 31, 2012, the maturity dates of two existing notes held by us with face values of $500,000 and $1,250,000.

On February 21, 2012, we acquired an additional 50,000 shares of Facebook at a cost of approximately $1.6 million.

On March 1, 2012, Yelp completed the initial public offering of its common stock at a price of $15.00 per share. The company’s stock commenced trading on the New York Stock Exchange on March 2, 2012 and the closing price on that day was $24.58.

On March 8, 2012, we acquired an additional 330,000 shares of Facebook at a cost of approximately $10.5 million.

On March 20, 2012, we acquired an additional 70,000 shares of Facebook at a cost of approximately $2.2 million.

DISTRIBUTION POLICY

Our board of directors will determine the timing and amount, if any, of our distributions. We intend to pay distributions on an annual basis out of assets legally available therefore. In order to qualify as a RIC  and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually.

CONTRACTUAL OBLIGATIONS

We have entered into certain contracts under which we have material future commitments. Firsthand Capital Management, Inc. has entered into an Investment Management Agreement, whereby FCM will provide investment management services to SVVC in accordance with the 1940 Act. Payments under the Investment Management Agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. See “Management—Investment Management Agreement.”

We have entered into an Administration and Accounting Services Agreement (“Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to which BNY Mellon will provide administrative services, as discussed below.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we may enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

CRITICAL ACCOUNTING POLICIES

This discussion of our financial condition and results of operations is based upon our financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

As a business development company, we generally invest in illiquid equity and equity derivatives of securities of venture capital stage technology companies. Under written procedures established by our board of directors, we value public companies investments for which market quotations are readily available at such market quotations. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). In addition, a large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors may use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

For more information, see “Business—Investment selection—Ongoing relationships with portfolio companies--Valuation process.”

Revenue Recognition

We record interest or dividend income on an accrual basis to the extent that we expect to collect such amounts. We do not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, and market discount are capitalized, and we amortize any such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination is recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

DISTRIBUTIONS

We intend to make annual distributions to our stockholders. The timing and amount of our annual distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. As of March 30, 2012, we have not made any distributions since our inception.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth (1) our actual cash and capitalization as of December 31, 2011 and (2) our cash and capitalization as of December 31, 2011 as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $35.54 per share and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of December 31, 2011
	Actual	As Adjusted (1)
Assets:

Cash	$68,432,414	$101,750,716

Total Assets	$84,316,359	$117,634,661

Stockholders' equity:

Common stock, par value $0.001 per share; 100,000,000 common shares authorized, 3,496,480 common shares outstanding , common shares outstanding, as adjusted	$3,496	$4,496

Capital in excess of par value	$92,983,421	$126,300,723

Accumulated net investment loss	$(1,256,369)	$(1,256,369)

Unrealized depreciation on investments	$(8,103,073)	$(8,103,073)

Total stockholders’ equity	$83,627,475	$116,945,777

(1) Since December 31, 2011 through March     , 2012, we have used approximately $    million of our available cash to acquire additional portfolio investments.  This is not reflected in the “As Adjusted” column.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net tangible book value per share after this offering. Net tangible book value per share is determined by dividing our net tangible book value (which is our total tangible assets less total liabilities) by the number of outstanding shares.

As of December 31, 2011, our net asset value was approximately $83.6 million, or $23.92 per share. After giving effect to the sale of the shares to be sold in this offering, and the payment of estimated organizational expenses and estimated expenses of this offering, our pro forma net tangible book value would be approximately  $116,945,777, or $26.01 per share.

The following table illustrates the dilution to the shares on a per share basis:

Assumed offering price per share	$35.54
December 31, 2011 net asset value per share before this offering	$23.92
Increase per share attributable to investors in this offering	$11.62
As adjusted net asset value per share immediately after this offering	$26.01
Dilution per share attributable to investors in this offering	$9.53

In addition, assuming a public offering price of $35.54 per share, the last reported sales price for our common stock on the NASDAQ Global Market on March 23, 2012, purchasers in this offering would experience immediate and substantial dilution as noted above.

For more information regarding the risks associated with dilution, see “Risk Factors—Investors in this offering will incur immediate dilution.”

BUSINESS

Firsthand Technology Value Fund, Inc.

Firsthand Technology Value Fund, Inc. is an externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code.

SVVC was incorporated under the Maryland General Corporation Law in April 2010 and acquired its initial portfolio of securities through the Reorganization of TVF into the Company.  The Reorganization was completed on April 15, 2011 and SVVC commenced operations on April 18, 2011. Our initial portfolio consisted of eight investments with a fair market value of approximately $19.3 million on the date of the reorganization and approximately $69.4 million in cash. Subsequent to the reorganization we invested approximately $8.6 million in additional investments, representing 12.4% of our investible funds as of December 31, 2011.

Our investment objective is to seek long-term growth of capital.  There can be no assurance that we will achieve our investment objective.  Under normal circumstances, we will invest at least 80% of our total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector and in the “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, social networking, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in privately held companies and public companies with market capitalizations less than $250 million. We anticipate that our portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above).  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of our capital base.  We acquire our investments through direct investments in private companies, negotiations with selling shareholders, and in organized secondary marketplaces for private securities.

Our current focus is on investing in late-stage private companies, particularly those with potential for near-term realizations by way of an IPO or acquisition. As of March 30, 2012, we owned 600,000 shares of common stock of Facebook Inc.  On February 2, 2012, Facebook Inc. filed a registration statement with the SEC in connection with its proposed initial public offering.

While our primary focus is to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

About Firsthand Capital Management, Inc.

Our investment activities are managed by Firsthand Capital Management, Inc. (which we refer to as “FCM” or the “Investment Adviser”).  FCM was founded in 2009 under the name SiVest Group, Inc. and changed its name to Firsthand Capital Management on January 1, 2012.  FCM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The owner, Chief Executive Officer and Chief Investment Officer of FCM is Kevin Landis. Mr. Landis has approximately 17 years of professional investment experience, including more than 13 years of investing in equity securities of private companies.  The team has been involved in originating, structuring, negotiating, consummating, managing, and monitoring private company investments during its tenure at FCM and another investment adviser that Mr. Landis co-founded in 1994, also called Firsthand Capital Management, Inc. (“Old FCM”).  During Mr. Landis’s tenure with Old FCM, he and his team invested approximately $150 million in 26 private companies.

FCM has managed a business development company or a closed-end fund since April 2011, when it began managing us. Mr. Landis, since his tenure at Old FCM, has managed investment companies since December 1994.

The team has developed a network of financial sponsor relationships as well as relationships with management teams, investment bankers, attorneys, and accountants that we believe will provide us with access to substantial investment opportunities.

The Investment Adviser also employs a team of investment research professionals to assist Mr. Landis in originating, analyzing, and managing investments. It also has a seasoned attorney on staff to assist with deal structure and negotiation.

INVESTMENT OPPORTUNITY

SVVC invests primarily in equity securities of private technology companies in the United States. We believe that the growth potential exhibited by private technology companies, including cleantech technologies, creates an attractive investment environment for SVVC.

The last decade has been marked by dramatic changes in the initial public offering (“IPO”) market. Since the dot-com bubble burst in 2000, emerging technology companies have been forced to stay private longer. The combination of volatile equity markets, increased regulatory requirements (such as the Sarbanes-Oxley Act of 2002), and a lack of investment research coverage has made it less attractive for companies to access the public markets through an IPO. We believe the result is an environment with more opportunities to invest in relatively mature private companies, either directly via primary investments or by purchasing shares in the growing secondary market.

At the same time we believe there are a number of powerful trends creating opportunities for innovative companies and investors alike. The dramatic growth of social networking, cloud computing, and powerful, connected mobile computing devices has enabled new ways of communicating, doing business, and accessing information anytime, anywhere. The Company was established to benefit from convergence of exciting technologies and the growth of private investment opportunities.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in technology and cleantech companies:

Management expertise

Kevin Landis, our Chief Executive Officer and Chief Financial Officer, has principal management responsibility for Firsthand Capital Management, Inc. as its owner, President and Chief Investment Officer. Mr. Landis has approximately 17 years of experience in technology sector investing, and he intends to dedicate a substantial portion of his time to managing Firsthand Technology Value Fund, Inc. and Firsthand Capital Management, Inc. Kevin Landis controls FCM and is a trustee of Firsthand Funds and a director of SVVC. Mr. Landis has served as Chief Investment Officer of Old FCM, since co-founding the firm in 1994.

Disciplined investment approach

The Investment Adviser intends to employ a disciplined approach in selecting investments. The Investment Adviser’s investment philosophy focuses on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, the Investment Adviser intends to be highly selective in deploying our capital. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through the Investment Adviser, intend to conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts.

Focusing on investments that can generate positive risk-adjusted returns

The Investment Adviser seeks to maximize the potential for capital appreciation. In making investment decisions the Investment Adviser seeks to pursue and invest in companies that meet several of the following criteria:

•	outstanding technology,

•	barriers to entry (i.e., patents and other intellectual property rights),

•	experienced management team,

•	established financial sponsors that have a history of creating value with portfolio companies,

•	strong and competitive industry position, and

•	viable exit strategy.

Assuming a potential investment meets most or all of our investment criteria, the Investment Adviser intends to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners.  Our investment philosophy is focused on internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we structure our investments so they correlate closely with the success of our portfolio companies.

Ability to source and evaluate transactions through the Investment Adviser’s research capability and established network

FCM’s investment management team has overseen investments in 29 private and hundreds of public companies across numerous industries while employed by FCM or Old FCM since 1994. We believe the expertise of the Investment Adviser’s management team enables FCM to identify, assess, and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We seek to identify potential investments both through active origination and through dialogue with numerous management teams, members of the financial community, and corporate partners with whom Mr. Landis has long-standing relationships. We believe that the team’s broad network of contacts within the investment, commercial banking, private equity and investment management communities in combination with their strong reputation in investment management, enables us to attract well-positioned prospective portfolio companies.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings, or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. While we are required to distribute substantially all realized gains, we believe that with our dividend reinvestment plan and our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provide us with the opportunity to generate returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

OPERATING AND REGULATORY STRUCTURE

Our investment activities are managed by FCM and supervised by our board of directors, the majority of whom are independent of the Investment Adviser. FCM is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our Investment Management Agreement, we have agreed to pay FCM an annual base management fee based on our total assets as well as an incentive fee based on our investment performance. See “Management—Investment Management Agreement.”

We have also entered into an Administration Agreement under which we have agreed to pay BNY Mellon certain administration fees in return for administration services. See “Management — Administration Agreement.”

As a business development company, we are required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle  currently in existence or formed in the future and managed by the Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We will not invest in any portfolio company in which that fund has a pre-existing investment, although we may invest in new rounds of financing for such existing portfolio companies and we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, and our allocation procedures.

INVESTMENTS

FCM seeks to create a diversified portfolio of equity securities by investing approximately $1 to $10 million of capital, on average, in the securities of micro-cap public and private companies.

Our portfolio consists primarily of equity securities of private companies and cash and we expect that our portfolio will continue to consist primarily of, equity positions in private companies and cash. These investments include holdings in several private technology and cleantech companies. Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.  For description of our current investments, see “Portfolio Companies.”

We generally seek to invest in companies from the broad variety of industries in which the Investment Adviser has expertise. The following is a representative list of the industries in which we may elect to invest.

•	Computer Hardware

•	Computer Software

•	Social Networking

•	Computer Peripherals

•	Solar Photovoltaics

•	Energy Efficiency

•	Solid-state Lighting

•	Water Purification

•	Wind-Generated Electricity

•	Fuel Cells

•	Biofuels

•	Electronic Components

•	Semiconductors

•	Telecommunications

•	Advanced Materials

We may invest in other industries if we are presented with attractive opportunities.

We may on a very limited and incidental basis purchase or sell options on indexes or securities.  Any options that are sold will be on securities that we hold in our portfolio (i.e., covered calls). A call option is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option.  These transactions would be used only to manage risks or otherwise protect the value of the portfolio.  We also may use these strategies to a very limited extent on an opportunistic basis.

INVESTMENT SELECTION

The Investment Adviser seeks to maximize the potential for capital appreciation.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that no single portfolio company (or prospective portfolio company) will meet all of these criteria.  Generally, we use our experience and access to market information generated to identify investment candidates and to structure investments quickly and effectively.

Outstanding Technology

Our investment philosophy places a premium on identifying companies that have developed disruptive technologies, that is, technologies with the potential to dramatically alter the economics or performance of a particular type of product or service.

Barriers to Entry

We believe having defensible barriers to entry, in the form of patents or other intellectual property rights, is critically important in technology industries, in which change happens very rapidly. We seek out companies that have secured protection of key technologies through patents, trademarks, or other means.

Experienced management and established financial sponsor relationship

We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests. In addition, we focus our investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of our investment adviser have an established relationship.

Strong and defensible competitive market position in industry

We seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Viable exit strategy

We seek to invest in companies that we believe will provide a steady stream of cash flow to reinvest in their respective businesses. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

We believe the eight private companies currently held by SVVC each have a viable exit strategy of either an initial public offering of shares or an acquisition by a strategic buyer.  On November 17, 2011, Yelp, Inc. filed a registration statement with the SEC in connection with its proposed initial public offering and on February 2, 2012, Facebook Inc. filed a registration statement with the SEC in connection with its proposed initial public offering.  In today’s market environment, we believe that a strategic sale is more likely than an IPO for many of our portfolio companies, although IPOs cannot be ruled out. We believe that an acquisition by a strategic buyer is possible at any time for any of our companies.

Due diligence

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments, we, through the Investment Adviser, conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts. The Investment Adviser conducts extensive due diligence investigations in their investment activities. In conducting due diligence, that the Investment Adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors, and investment bankers.

Our due diligence typically includes:

•	review of historical and prospective financial information;

•	review of technology, product, and business plan;

•	on-site visits;

•	interviews with management, employees, customers, and vendors of the potential portfolio company;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence, the Investment Adviser’s investment committee determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside consultants, experts, and/or advisers, as appropriate. To the extent unaffiliated, third-party consultants, experts, and/or advisers are used, we will be responsible for those expenses.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

Managerial assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance. We may receive fees for these services. FCM will provide such managerial assistance on our behalf to portfolio companies that request this assistance.  For a description of relationships between us and our portfolio companies, please see “Portfolio Companies.”

Ongoing relationships with portfolio companies

Monitoring

FCM monitors our portfolio companies on an ongoing basis. Specifically, FCM monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

FCM has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	Assessment of success in adhering to portfolio company’s technology development, business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements, and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Process

The following is a description of the steps we take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below under “Determination of Net Asset Value.”

We expect that all of our portfolio investments will be recorded at fair value as determined under the valuation process discussed above. As a result, there will be uncertainty with respect to the value of our portfolio investments.

COMPETITION

We compete for investments with a number of business development companies and other investment funds (including private equity funds and venture capital funds), reverse merger and special purpose acquisition company (“SPACs”) sponsors, investment bankers that underwrite initial public offerings, hedge funds that invest in private investments in public equities (PIPEs), traditional financial services companies such as commercial banks, and other sources of financing.  Many of these entities have greater financial and managerial resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We believe we compete with these entities primarily on the basis of our willingness to make smaller, non-controlling investments, the experience and contacts of our investment professionals within our targeted industries, our responsive and efficient investment analysis and decision-making processes, and the investment terms that we offer. We do not seek to compete primarily on the deal terms we offer to potential portfolio companies. We use the industry information available to the Investment Adviser to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of Mr. Landis, and the other senior investment professionals the Investment Adviser retains, enable us to learn about, and compete effectively for, financing opportunities with attractive companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities.”

STAFFING

Mr. Landis, our Chief Executive Officer and Chief Financial Officer, is the Investment Adviser’s owner, President and Chief Investment Officer. The Investment Adviser currently employs a staff of 12, including investment, legal, and administrative professionals.

PROPERTIES

Our executive offices are located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

LEGAL PROCEEDINGS

Neither the Investment Adviser nor us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against the Investment Adviser. From time to time, we or the Investment Adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

PORTFOLIO COMPANIES

Our venture capital portfolio is composed of companies at varying maturities facing different types of risks.  We have defined these levels of maturity as: (1) Early Stage, (2) Mid Stage, and (3) Late Stage.  Early-stage companies have a high degree of technical, market and execution risk, which is typical of initial investments by venture capital firms, including us.  These companies often require substantial development of their technologies before they begin introducing products/services to market.  Mid-stage companies are those that have overcome most of the technical risk associated with their products/services and are now focused on addressing the market acceptance for their products.   Late-stage companies are those that have determined there is a market for their products/services, and they are now focused on sales execution and scale.

The following table sets forth certain information as of December 31, 2011, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Location of Portfolio Company	Industry	Investment	Number of Shares Held	Fair Value
Facebook, Inc.	Social Networking	Class B Common Stock	50,000	$1,550,000
Innovion Corp.	Services	Preferred Stock – Various	493,752	$173,396
		Common Stock	1	$0
Intevac, Inc.	Other Electronics	Common Stock	545,156	$4,034,154
IP Unity	Networking	Preferred Stock – Various	2,125,264	$298
Silicon Genesis Corp.	Intellectual Property	Preferred Stock – Various	7,550,677	$793,487
		Common Stock	901,892	$180
		Preferred Stock Warrants	1,352,198	$0

		Common Stock Warrants	5,037,982	$4
		Convertible Notes	1,750,000	$2,043,450
Skyline Solar, Inc.	Renewable Energy	Preferred Stock – Series C	793,651	$868,016
SoloPower, Inc.	Renewable Energy	Preferred Stock	790,681	$2,577,319
		Common Stock Warrants	400,000	$517,200
UCT Coatings	Advanced Materials	Common Stock	1,500,000	$0
		Common Stock Warrants	172,270	$0
Yelp, Inc.	Social Networking	Common Stock	500,000	$2,925,000

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of 4 members, 3 of whom are not “interested persons” of FCM as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have (or had) initial terms of one, two and three years, respectively, and will continue to serve until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Our directors have been divided into two groups—an interested director and three independent directors. A director is considered an interested director if such director is an “interested person” as defined in the Section 2(a)(19) of the 1940 Act.  Kevin Landis, the chairman of our board of directors, is the interested director.

Our board of directors does not currently have a designated lead independent director. Instead, all of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors, and are closely involved in all our material deliberations. The board of directors believes that, with these practices, each independent director has an equal stake in the board’s actions and oversight role and equal accountability to us and our stockholders.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Principal Occupation(s) During Past 5 Years	Director Since	Expiration of Term	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director during Past 5 Years
Interested Directors
Kevin Landis	50	Chairman of the Board of Directors, President and Chief Executive Officer. Director (to serve until the 2014 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	From 2005 through August 2008, Mr. Landis also served as a trustee of Black Pearl Funds, an open-end mutual fund family advised by an affiliate of FCM. From January 2008 through December 2010, Mr. Landis served as a director of SoloPower, Inc. From January 2008 through June 2011, Mr. Landis served as a director of UCT Coatings, Inc.	2010	2014 (Class III)	3
Firsthand Funds;
Silicon Genesis Corporation. From 2005 through August 2008, Mr. Landis also served as a trustee of Black Pearl Funds, an open-end mutual fund family advised by an affiliate of FCM. From January 2008 through December 2010, Mr. Landis served as a director of SoloPower, Inc. From January 2008 through June 2011, Mr. Landis served as a director of UCT Coatings, Inc.

Independent Directors
Greg Burglin	51	Director	Tax consultant for more than 5 years.	2010	2012 (Class I)	3	Current: Firsthand Funds From 2005 through August, 2008, Mr. Burglin also served as a trustee of Black Pearl Funds, an open-end mutual fund family advised by an affiliate of FCM.

Rodney Yee	51	Director	Chief Operating Officer, Chief Financial Officer and Treasurer of ASA Gold and Precious Metals Limited (a closed-end investment company traded on the NYSE) from 2010 to present; Chief Operating Officer and Chief Compliance Officer of CCM Partners (an investment adviser) from 2005 to 2010.	2010	2013 (Class II)	3	Current: Firsthand Funds
Kimun Lee	65	Director	Mr. Lee is a California-registered investment adviser. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980. Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares Diversified Alternatives Trust, a commodity pool.	2010	2014 (Class III)	1	Current: Firsthand Funds; iShares Delaware Trust Sponsor LLC

The address for each director is 150 Almaden Boulevard, Suite 1250, San Jose, California 95113.

Executive Officers

The Chief Executive Officer and Chief Financial Officer of SVVC is Kevin Landis, who is also a director of SVVC. The Chief Compliance Officer for SVVC is Nicholas Petredis.

Information regarding our executive officers is as follows:

Name	Age	Position	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Kevin Landis	50	Chairman of the Board, Chief Executive Officer and Chief Financial Officer
President and Chief Investment Officer of FCM since 2009; President and Chief Executive Officer of Firsthand Funds since 1994; Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Leaders Fund from 1997 to 2011, and of Firsthand Technology Opportunities Fund since 1999.
				Firsthand Funds Silicon Genesis Corporation
Nicholas Petredis	60	Chief Compliance Officer	Principal of Petredis Law Offices since 1993.

Biographical Information

Kevin Landis, 50, in addition to being President and Chief Investment Officer of FCM, is also the President and Chief Executive Offficer of Firsthand Funds, which he co-founded in 1994. Mr. Landis is a well-known technology investor who serves as portfolio manager for Firsthand Alternative Energy Fund. He is also a portfolio co-manager for Firsthand Technology Opportunities Fund. Born and raised in Silicon Valley, Mr. Landis has over two decades of experience in engineering, market research, product management, and investing in the technology sector. He currently serves on the board of directors at Silicon Genesis Corporation. He also serves as an observer on the boards of SoloPower, Inc. and Skyline Solar, Inc.  Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Smart Money, Time, and Money magazines. He is also a frequent guest lecturer at Santa Clara University’s Leavey School of Business, sharing his advice not only on technology investments, but also on management and mentoring of technology entrepreneurs. Mr. Landis holds a bachelor’s degree in electrical engineering and computer science from the University of California at Berkeley and an MBA from Santa Clara University.

Rodney Yee, 51, is Chief Operating Officer, Chief Financial Officer and Treasurer of ASA Gold and Precious Metals Limited (formerly called ASA Limited, a Bermuda based SEC registered closed-end fund traded on the NYSE) from August 2010 to present. Mr. Yee was Chief Operating Officer and Chief Compliance Officer of CCM Partners, an SEC-registered investment adviser from November 2005 to August 2010. From 2004 to 2005, Mr. Yee served as Chief Financial Officer of Matthews International Capital Management, an SEC-registered investment adviser, and Treasurer of Matthews Asian Funds. Mr. Yee has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since July 2010.

Greg Burglin, 51, is a tax consultant and has been for more than 5 years. Mr. Burglin has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since November 2008.

Kimun Lee, 65, is a California registered investment adviser and has conducted his business under the name Resources Consolidated since January 1980. Mr. Lee is also a director and principal of iShares Delaware Trust Sponsor LLC, a commodity pool operator registered with the U.S. Commodity Futures Trading Commission. Until January 2005, Mr. Lee also served as a member of the board of directors of Fremont Mutual Funds, Inc., a mutual fund company.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The members of the audit committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Global Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Yee serves as chairman of the audit committee. The audit committee is responsible for approving our independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, and reviewing the adequacy of our internal accounting controls.  From the time we began operations in April 2011 through the end of the fiscal year ended December 31, 2011, the audit committee met two times.

Valuation Committee

The members of the valuation committee are Greg Burglin, Kimun Lee, and Rodney Yee, , each of whom is independent for purposes of the Nasdaq Global Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Burglin serves as chairman of the valuation committee. The valuation committee is responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee will use the services of nationally recognized independent valuation firms to help them determine the fair value of these securities.  From the time we began operations in April 2011 through the end of the fiscal year ended December 31, 2011, the valuation committee met two times.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Global Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.  Mr. Lee serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management.  From the time we began operations in April 2011 through the end of the fiscal year ended December 31, 2011, the nominating and corporate governance committee did not meet.

Compensation Committee

We do not have a compensation committee because our executive officers will not receive any direct compensation from us.

COMPENSATION OF DIRECTORS

The independent directors each receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly-scheduled in-person board meeting, $1,000 for each regularly scheduled telephonic board meeting, $500 for each special board meeting, $200 for each valuation committee meeting, $1,000 per in-person audit committee meeting, and $500 for each telephonic audit committee meeting. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers, who will be covered under the same policy that covers the Investment Adviser and the mutual fund complex it advises. No compensation is expected to be paid to directors who are “interested persons.”

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

The Chief Executive Officer and Chief Financial Officer receive no compensation from us. The compensation of our Chief Compliance Officer will be paid by us.

INVESTMENT MANAGEMENT AGREEMENT

Management Services

FCM has entered into an Investment Management Agreement with us whereby FCM provides investment management services. Subject to the overall supervision of our board of directors, the Investment Adviser manages the day-to-day operations of, provide investment management services to, and serves as portfolio manager for us. Mr. Landis, FCM’s President and Chief Investment Officer, has been primarily responsible for our portfolio management since our inception.  Under the terms of the Investment Management Agreement, FCM will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

FCM’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. FCM currently serves as investment manager to Firsthand Funds, a family of open-end mutual funds.

Investment Management Fee

Pursuant to the Investment Management Agreement, we pay FCM a fee for investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average of (1) the value of our gross assets at the end of the current calendar quarter and (2) the value of our gross assets at the end of the preceding calendar quarter; and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.  Base management fees for any partial month or quarter will be pro-rated. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Mathematically, the formula for computing the annual incentive fee can be written as:

Incentive fee	=	20%	x	(	Cumulative realized gains	-	Cumulative realized losses	-	Unrealized depreciation	)	-	Previously paid incentive fees

For the purposes of calculating realized capital gains, the cost basis of each security acquired in the Reorganization shall be equal to the greater of the original purchase price of that security by Firsthand Funds or the fair market value of the security at the time of the Reorganization. This incentive fee would be estimated and accrued based on unrealized capital appreciation for purposes of calculating operating expenses and the Fund’s net asset value.

Example Incentive Fee Calculation

Example: Incentive Fee on Capital Gains:

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = $50,000 realized capital gains and $20,000 realized capital losses and unrealized capital depreciation. Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Calculation of Incentive Fee

Year 1 incentive fee	= 20% x (0)
= 0
= no incentive fee
Year 2 incentive fee	= 20% x ($50,000 - $20,000)
= 20% x $30,000
= $6,000

Payment of Our Expenses

All investment professionals of the Investment Adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by FCM. We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and purchases of shares of our common stock and other securities such as through our dividend reinvestment plan or secondary offerings of additional shares;

•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments, outside legal counsel expenses in structuring the investments, and investment advisory fees;

•	administration, accounting, stock transfer agent, and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers/errors and omissions liability insurance, and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs; and

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including the costs of our Chief Compliance Officer.

Duration and Termination

The Investment Management Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of FCM, on September 10, 2010 and was approved by our initial stockholder on April 1, 2011. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities (as defined in the 1940 Act), including, in either case, approval by a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk factors—Risks relating to our business and structure—We are dependent upon FCM’s key personnel for our future success.”

Indemnification

The Investment Management Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, FCM and the partners, managers, members, officers, employees and consultants of FCM and its managers and members are entitled to indemnification from us for any losses, liabilities, claims, damages or expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of FCM’s services under each respective agreement or otherwise as an investment adviser of SVVC.

Organization of the Investment Adviser

FCM is a California corporation that is registered as an investment adviser under the Advisers Act. The principal executive offices of FCM are located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113.

Board Approval of the Investment Management Agreement

Our board of directors determined at a meeting held on September 10, 2010, to approve the Investment Management Agreement. In its consideration of the Investment Management Agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Investment Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to the Investment Adviser their relationships with us and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;

•	potential economies of scale, if any, to be enjoyed by the Investment Adviser when managing a business development company together with a family of open-end mutual funds;

•	the organizational capability and financial condition of the Investment Adviser and its affiliates;

•
the Investment Adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the Investment Adviser; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and further discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided.

Portfolio Manager

The following section discusses the accounts managed by our portfolio manager, the structure and method of our portfolio manager’s compensation, and his ownership of our securities. This information is current as of December 31, 2011. We and Firsthand Funds are the investment companies managed by Kevin Landis, the individual at FCM who manages our portfolio.  Pursuant to the investment management agreement, we will pay FCM an investment management fee for investment management services consisting of two components, a base management fee and an incentive fee.

Other Accounts Managed by Portfolio Manager

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies; (ii) other pooled investment accounts; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of December 31, 2011. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin Landis

Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2011. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin Landis

Mr. Landis is compensated by FCM.  FCM’s compensation to its portfolio managers includes both fixed and variable components. The fixed component consists of a competitive salary and benefits. The variable component consists of periodic bonuses, which are based on the portfolio manager’s or team member’s investment performance (both individually and as part of a team), and qualitative elements such as teamwork, compliance, effort, and quality of research. The annual bonus pool for portfolio managers and other investment professionals is determined by FCM and is based on the overall performance of its managed portfolios, the overall performance of FCM, and assets under management. Some of the other accounts managed by Mr. Landis, including those of Firsthand Funds, have investment strategies that are similar to our strategy.

ADMINISTRATION AGREEMENT

We have entered into an Administration Agreement with BNY Mellon Asset Servicing (US) Inc. (the “Administrator”) pursuant to which the Administrator provides certain administrative and accounting services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Indemnification

The Administration Agreement provides that, absent intentional misconduct, bad faith or gross negligence with respect to its duties, we shall indemnify the Administrator and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from either any action or omission to act by any of our prior service providers or any action taken or omitted to be taken by the Administrator in connection with the provision of services to us.

CERTAIN RELATIONSHIPS

We have entered into the Investment Management Agreement with FCM, in which Mr. Landis, our Chief Executive Officer and Chief Financial Officer, has ownership and financial interests. The other investment professionals of the Investment Adviser may also serve as principals of other investment managers affiliated with FCM that may currently and also in the future manage investment funds with investment objectives similar to ours. In addition, our current executive officers and directors and the chief financial officer, chief compliance officer and the other senior investment professionals whom the Investment Adviser currently retains, serve or may serve as officers, directors, or principals of entities that operate or may operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with FCM. However, the Investment Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of the Investment Adviser. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest that could impact our investment returns.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be        shares of common stock outstanding.  At that time, we will have no other shares of capital stock outstanding. The following table sets forth as of February    , 2012 certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering
Name	Type of ownership	Shares owned	Percentage
Kevin M. Landis (1)	Direct	64,182	1.84%
_______________
(1) Mr. Landis is our chief executive officer and chief financial officer, as well as the president and chief investment officer of the Investment Adviser.

The following table sets forth as of February    , 2012 the dollar range of our equity securities beneficially owned by each of our directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in SVVC(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by director in family of investment companies (1)
Independent Directors
Greg Burglin (2)	None	None
Rodney Yee (2)	None	None
Kimun Lee	None	None
Interested Directors
Kevin Landis (2)	Over $100,000	Over $100,000
_______________
(1) Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2) Each of Greg Burlin, Rodney Yee and Kevin Landis is a member of the board of trustees of Firsthand Funds, which operates Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund.  FCM serves as investment advisor for each of these funds.

None of the independent directors or any of their immediate family members own beneficially or of record any securities in the Investment Adviser or the underwriters for the offering pursuant to this prospectus or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or such underwriters.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets, less all our liabilities, by the total number of shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt securities will not be valued above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. We value the illiquid securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors may use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our board of directors discusses valuations and determines the fair value of each investment in our portfolio based on the input of the Investment Adviser, independent valuation firm, valuation committee, and audit committee, as appropriate.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•
Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with the management of the Investment Adviser;

•
If the board of directors determines it is appropriate, an independent valuation firm engaged by our board of directors conducts independent appraisals and review management’s preliminary valuations and their own independent assessment;

•
The valuation committee of our board of directors reviews the preliminary valuation of the Investment Adviser and that of the independent valuation firm and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•
The board of directors discusses valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the independent valuation firm, and the valuation committee.

The types of factors that we take into account in fair value pricing our investments include, as relevant, fundamental factors such as sales, income, or earnings multiples; market prices for similar securities; purchase price of the securities; subsequent private transactions in the securities or related securities; and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DETERMINATIONS IN CONNECTION WITH OFFERINGS

In connection with each offering of shares of our common stock our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
whether the offering of our common stock at a price that could be below recently prevailing market prices would enable the Fund to have access to additional capital for investments that is expected to be in the long term interest of the Fund and its stockholders;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (1) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (2) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we merely calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is  a possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (2) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures, and a control structure has been adopted to implement this requirement.  Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

In determining whether to proceed with the offering described in this prospectus, the Board determined that any offering below the prevailing market price of the Fund’s common stock would provide additional cash for us to make additional investments that would be in the long-term best interest of the Fund and its shareholders, but still represent a fair price for the shares purchased in the offering.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have such stockholder’s cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying BNY Mellon, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.12 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same federal, state, and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by mail at BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035 or by telephone at 1-800-331-1710.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035, or by telephone at 1-800-331-1710.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership, and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her, or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements; the applicability of federal, state, local, and foreign tax laws; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code and to continue to qualify annually thereafter. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A RIC

If we:

•	qualify as a RIC and

•	satisfy the Annual Distribution Requirement

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed or taxed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with pay in kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain distributions” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts, or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount; each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her, or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per-share and per-distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to non-U.S. stockholders directly) generally will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. stockholder.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary distribution income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the distributions received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock and of which       shares of common stock were outstanding as of February    , 2012.   Our common stock is listed on the Nasdaq Global Market under the ticker symbol “SVVC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of February    , 2012:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, distributions, and voting and, when they are issued, will be duly authorized, validly issued, fully paid, and nonassessable. Distributions may be paid to the holders of our common stock if, as, and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion, or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the exclusive voting rights of any other class or series of stock, if any are issued, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, if any, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into one or more classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that may be issued.

Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring, or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interests. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend or distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock provides us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company, or other enterprise as a director, officer, partner, member, manager, or trustee, and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of the director’s or officer’s ultimate entitlement to indemnification. The charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of the final disposition of a proceeding upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest, or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2012, 2013, and 2014, respectively, and when their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our bylaws provide that (subject to the rights of holders of our preferred stock, if any) a plurality of all votes cast at a meeting of stockholders shall be sufficient to elect a director.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law, which is one, nor more than four. We have elected in our charter to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that (subject to any rights which may be granted to holders of one or more classes of preferred stock) a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for a lesser percentage (which our charter does not for common stock) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, or (3) by a stockholder who was a stockholder of record both at the time of giving of notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1)  by, or at the direction of, the board of directors, or (2) provided that the special meeting has been duly called by the secretary of the corporation upon the written request of stockholders in accordance with certain procedures set forth in our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving of notice and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of our board or our president. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to be cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that (1) our liquidation or dissolution or any amendment to our charter to afford such liquidation or dissolution; (2) any merger, consolidation, share exchange, or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law; (3) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors; (4) any amendment to our charter that would make our common stock a redeemable security; and (5) any amendment to certain provisions of our charter, including the provisions relating to our purpose, the number, qualifications, classification, and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter.  That requirement for an 80% vote is a greater percentage than required by the 1940 Act and Maryland law.  The effect is to make it harder for stockholders to implement these changes.  However, if such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above in (3), by the vote, if any, of the stockholders required by applicable law or by our charter or bylaws.  The “Continuing Directors” are defined in our charter as (a) our current Directors (b) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of our current Directors who are then on the Board, and (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. These provisions could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the our Board by persons wishing to cause such transactions to take place.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

As permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Maryland Control Share Acquisition Act provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers, or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition generally means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (1) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Maryland Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based, in part, on our determination that our being subject to the Maryland Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation, and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

UNDERWRITING

Ladenburg Thalmann & Co. Inc. and National Securities Corporation are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Shares
Ladenburg Thalmann & Co. Inc.
National Securities Corporation
Maxim Group LLC
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the overallotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $     per share. The underwriting discount of $        per share is equal to   % of the initial offering price. If all of the shares are not sold at the initial offering price, the representative may change the public offering price and other selling terms.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional                 shares at the public offering price less the underwriting discount.  The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering.  To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

SVVC and each of our directors and officers has agreed that, for a period of 180 days from the date of this Prospectus, such party will not, without the prior written consent of Ladenburg Thalmann & Co. Inc. and National Securities Corporation, on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, that SVVC may issue and sell shares pursuant to our dividend reinvestment plan.  Ladenburg Thalmann & Co. Inc. and National Securities Corporation, in their sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day period we issue an earnings release or material news or a material event relating to SVVC occurs or (ii) prior to the expiration of the 180-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions set forth above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

Our common stock trades on the NASDAQ Global Market under the symbol “SVVC.”

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the underwriting discount, will not exceed 10% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per Common Share	$	$
Total	$	$

SVVC and FCM have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Ladenburg Thalmann & Co. Inc. and National Securities Corporation, on behalf of the underwriters, may purchase and sell shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann & Co. Inc. or National Securities Corporation repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering, excluding the underwriting discounts, will be approximately $          .

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of SVVC’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and advisory services for us, our investment adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

The principal business address of Ladenburg Thalmann & Co. Inc. is 520 Madison, 9th Floor, New York, New York 10022.  The principal business address of National Securities Corporation is 120 Broadway, 27th Floor, New York, New York 10271.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code and qualify annually thereafter. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Although we may write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, we may decide not to do so. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and they may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange.

(2)	Securities of any eligible portfolio company which we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities, or high-quality debt securities maturing in one year or less from the time of investment.

(7)
Securities of issuers that have a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

CODE OF ETHICS

We and FCM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Investment Adviser. The Proxy Voting Policies and Procedures of the Investment Adviser are set forth below. The guidelines are reviewed periodically by the Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our,” and “us” refers to the Investment Adviser.

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. We have adopted a set of proxy voting policies and procedures to govern how we vote proxies.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Kevin Landis, Chief Executive Officer, Firsthand Capital Management, Inc., 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information, and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of the Investment Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic, and procedural safeguards designed to protect the non-public personal information of our stockholders.

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to SVVC or our stockholders arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office.

We and FCM are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

SARBANES-OXLEY ACT OF 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER, AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by BNY Mellon, who also acts as our transfer agent, distribution paying agent, and registrar. The principal business address of BNY Mellon Investment Servicing (US) Inc. is 301 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is 800-331-1710.

BROKERAGE ALLOCATION AND OTHER PRACTICES

While we generally acquire and dispose of our investments in privately negotiated transactions, we may use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for SVVC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally seeks reasonably competitive trade execution costs, SVVC does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and SVVC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for SVVC by Paul Hastings LLP, San Francisco, California; and by Venable LLP, Baltimore, Maryland.  Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for SVVC.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements, and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

          Shares

Firsthand Technology Value Fund, Inc.

Common Stock

PRELIMINARY PROSPECTUS

                  , 2012

Ladenburg Thalmann & Co. Inc.	National Securities Corporation

Maxim Group LLC

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
150 Almaden Boulevard, Suite 1250
San Jose, California 95113
Telephone: (408) 886-7096

FORM N-2

PART C

OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements:

The following financial statements of Firsthand Technology Value Fund, Inc. (the “Company” or the “Registrant”) are included in the Registration Statement in “Part A: Information Required in a Prospectus”:

Audited Financial Statements:

Financial Statements:

Statement of Assets and Liabilities (as of December 31, 2011)

Statement of Operations for the Period April 18, 2011 (Commencement of Operations) Through December 31, 2011)

Statement of Cash Flows for the Period April 18, 2011 (Commencement of Operations) Through December 31, 2011)

Statement of Changes in Net Assets for the Period April 18, 2011 (Commencement of Operations) Through December 31, 2011)

Selected Per Share Data and Ratios for the Period April 18, 2011 (Commencement of Operations) Through December 31, 2011)

Schedule of Investments for the Period April 18, 2011 (Commencement of Operations) Through December 31, 2011)

Notes to Financial Statements

(2)	Exhibits

Exhibit Number	Description

(a)(1)
Registrant’s Articles of Amendment and Restatement are incorporated by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-168195) as filed with the Securities and Exchange Commission on September 24, 2010.

(a)(2)
Certificate of Correction to Registrant’s Articles of Amendment and Restatement – incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-179606) as filed with the Securities and Exchange Commission on February 21, 2012.

(b)
Registrant’s Amended and Restated Bylaws are incorporated by reference to Exhibit (b)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-168195) as filed with the Securities and Exchange Commission on September 24, 2010.

(c)	Voting Trust Agreement — none.

(d)	Form of Stock Certificate — not applicable.

(e)
Registrant’s Dividend Reinvestment Plan is incorporated by reference to Exhibit (e) of Pre-Effective Amendment to the Registrant’s Registration Statement on Form N-2 (File No. 333-168195) as filed with the Securities and Exchange Commission on September 24, 2010.

(f)	Long-Term Debt Instruments — none.

(g)
Form of Investment Management Agreement between Registrant and SiVest Group, Inc. (now known as Firsthand Capital Management, Inc.) is incorporated by reference to Exhibit (g) of Pre-Effective Amendment to the Registrant’s Registration Statement on Form N-2 (File No. 333-168195) as filed with the Securities and Exchange Commission on September 24, 2010.

(h)	Form of Underwriting Agreement to be filed by amendment.

(i)	Bonus, Profit Sharing, Pension Plans — not applicable.

(j)(1)
Form of Custodian Services Agreement between Registrant and PFPC Trust Company is incorporated by reference to Exhibit (j) of Pre-Effective Amendment to the Registrant’s Registration Statement on Form N-2 (File No. 333-168195) as filed with the Securities and Exchange Commission on September 24, 2010.

(j)(2)
Notice of Assignment dated February 9, 2011 by PFPC Trust Company assigning Custodian Services Agreement – incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-179606) as filed with the Securities and Exchange Commission on February 21, 2012.

(k)	Other Material Contracts:

(k)(1)
Form of Administration and Accounting Agreement between Registrant and BNY Mellon Investment Servicing (US), Inc. is incorporated by reference to Exhibit (k)(1) of Pre-Effective Amendment to the Registrant’s Registration Statement on Form N-2 (File No. 333-168195) as filed with the Securities and Exchange Commission on September 24, 2010.

(k)(2)
Form of Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US), Inc. is incorporated by reference to Exhibit (k)(2) of Pre-Effective Amendment to the Registrant’s Registration Statement on Form N-2 (File No. 333-168195) as filed with the Securities and Exchange Commission on September 24, 2010.

(l)
Opinion and Consent of Venable LLP – incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-179606) as filed with the Securities and Exchange Commission on February 21, 2012.

(m)	Non-Resident Officers/Directors — none.

(n)	Consent of Tait, Weller & Baker LLP, the Registrant’s independent auditors, is filed herewith.

(o)	Omitted Financial Statements — none.

(p)	Subscription Agreement — none.

(q)	Model Retirement Plans — none

(r)
Code of Ethics of Registrant and SiVest Group, Inc. (now known as Firsthand Capital Management, Inc.) is incorporated by reference to Exhibit (r) of Pre-Effective Amendment to the Registrant’s Registration Statement on Form N-2 (File No. 333-168195) as filed with the Securities and Exchange Commission on September 24, 2010.

(s)	Powers of Attorney – incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-179606) as filed with the Securities and Exchange Commission on February 21, 2012.

Item 26.  Marketing Arrangements

Reference is made to (i) the form of Underwriting Agreement to be filed as an exhibit to this Registration Statement by amendment, and (ii) the section in the prospectus which forms a part of this Registration Statement entitled “Underwriting” (Part A of the Registration Statement).

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission fees	$2,865
FINRA fees	$3,000
Printing and engraving expenses	±
Accounting fees and expenses	±
Legal fees and expenses	±
Nasdaq listing fees	$12,000*
Miscellaneous fees and expenses	±
Total	±
___________
• * Estimated.
• ± Estimated expenses are presently not known and cannot be determined.

Item 28.  Persons Controlled by or Under Common Control with Registrant — none.

Item 29.  Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common stock as of February    , 2012

Title of Class	Number of Record Holders
Common Stock, $0.001 par value per share	[ ]

Item 30.  Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action.  Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company, or other enterprise as a director, officer, partner, member, manager, or trustee, and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of the director’s or officer’s ultimate entitlement to indemnification.  The charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.  In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses.  In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of the final disposition of a proceeding upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Firsthand Capital Management, Inc., formerly named SiVest Group, Inc. (“FCM”), and the partners, managers, members, officers, employees and consultants of FCM and its managers and members are entitled to indemnification from the Company for any losses, liabilities, claims, damages or expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of FCM’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

The Administration and Accounting Agreement provides that, absent intentional misconduct, bad faith or gross negligence with respect to its duties, we shall indemnify BNY Mellon Investment Servicing (US), Inc. (the “Administrator”) and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from either any action or omission to act by any of the Company’s prior service providers or any action taken or omitted to be taken by the Administrator in connection with the provision of services to the Company.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser.

FCM serves as the Registrant’s investment adviser.  Certain of the senior professionals of FCM also serve as officers and/or directors for the Company and/or Firsthand Funds, an affiliate of FCM.

Additional information regarding FCM and its personnel is set forth in its Form ADV as filed with the Securities and Exchange Commission (SEC File No. 801-70365) and is incorporated by reference herein.

Item 32.  Location of Accounts and Records.

The accounts books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are kept by the Registrant or its custodian, stock transfer agent, administrator and other relevant service providers.

The Registrant’s Administrator and Transfer Agent, BNY Mellon Investment Servicing (US), Inc., is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.  The Registrant’s Custodian, BNY Mellon Investment Servicing (US) Inc., is located at 301 Bellevue Parkway, Wilmington, Delaware 19809 and its telephone number is 800-331-1710.

Item 33.  Management Services - not applicable.

Item 34.  Undertakings.

(1)
Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the company declines more than 10 percent from the net asset value of the company as of the effective date of the registration statement, or (2) the net asset value of the company increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	Not Applicable

(5)	Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not Applicable

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Jose, in the State of California, on the 27th day of March, 2012.

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

By:	/s/ Kevin Landis
Kevin Landis, Chief Executive Officer,
Chief Financial Officer, and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

*
Greg Burglin	Director	March 27, 2012

*
Rodney Yee	Director	March 27, 2012

*
Kimun Lee	Director	March 27, 2012

/s/ Kevin Landis
Kevin Landis	Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors	March 27, 2012

*By: /s/ Kevin Landis Signed by Kevin Landis pursuant to powers of attorney filed with this Registration Statement

INDEX OF EXHIBITS

(2)(n)       Consent of Tait, Weller & Baker LLP, the Registrant’s Independent Auditors